                                                                    EXHIBIT 99.1


                                                 FOR MORE INFORMATION, CONTACT:
                                                 Cygnus, Inc.
                                                 Cygnus Corporate Communications
                                                 (650) 369-4300
                                                 www.cygn.com



FOR IMMEDIATE RELEASE


                      CYGNUS REPORTS 2004 FINANCIAL RESULTS

REDWOOD CITY, CA, MARCH 16, 2005 -- CYGNUS, INC. (OTC BULLETIN BOARD: CYGN) today reported total revenues of $556,000 for the year ended December 31, 2004, compared to $2.9 million for the year ended December 31, 2003. This decrease is the result of the termination of the Company's Sales, Marketing and Distribution Agreement with Sankyo Pharma Inc. in December 2003. Cygnus posted a net loss of $8.1 million, or $0.20 per diluted share, for the year ended December 31, 2004, compared to net income of $49.4 million, or $1.01 per diluted share, for the year ended December 31, 2003. The net income for the year ended December 31, 2003 resulted from a gain of $75.8 million in the fourth quarter due to the Company's settlement with Sankyo Pharma. Total costs and expenses for the year ended December 31, 2004 were $11.6 million, compared to $27.0 million for the year ended December 31, 2003. Costs of product revenues were $240,000 for the year ended December 31, 2004, compared to $15.4 million for the year ended December 31, 2003. The decrease in costs of product revenues for 2004 was partially a result of the Company's reduced product revenues and suspension of its manufacturing efforts. In addition, costs of product revenues for the year ended December 31, 2003 included $5.3 million of underabsorbed indirect overhead associated with building up the Company's manufacturing capacity to meet then-expected future volumes and a write-off of approximately $6.4 million of inventory. The Company did not have any research and development expenses for the year ended December 31, 2004, compared to $5.1 million for the year ended December 31, 2003. Cygnus ceased all research and development activities and manufacturing in the fourth quarter of 2003. Sales, marketing, general and administrative expenses for the year ended December 31, 2004 were $11.4 million, compared to $6.4 million for the year ended December 31, 2003. This increase is a result of maintaining personnel and capacity to resume manufacturing and research and development activities if Cygnus were to have entered into a strategic alliance or found an acquiror for the Company.

On December 16, 2004, Cygnus entered into an Asset Purchase Agreement with Animas for the sale of substantially all of its assets (other than its cash and cash equivalents, accounts receivable, and its claims in the arbitration matter with Ortho-McNeil Pharmaceutical, Inc.), including its intellectual property rights, product development and production equipment, regulatory package, inventory and certain assumed contracts, including all supplier, manufacturing and license agreements related to its products, to Animas for $10.0 million in cash. Upon the closing of the asset sale to Animas, Cygnus will satisfy its arbitration obligation to Sanofi-Aventis in order to release the Company's assets, including its intellectual property, from the security interests that Sanofi-Aventis has in those assets.

(C)2005 Cygnus, Inc                                                  Page 1 of 5

On February 9, 2005, Cygnus filed its definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission (SEC) seeking stockholder approval for the asset sale and for a Plan of Complete Liquidation and Dissolution. The Special Meeting of Stockholders will be held on March 23, 2005. The Company anticipates that the asset sale to Animas, if approved by the Company's stockholders, will close in the first quarter of 2005. Additionally, Cygnus must vacate its Redwood City, California, facility on or before March 31, 2005 pursuant to the Lease Termination Agreement with its landlord, executed on December 16, 2004. Thereafter, it is anticipated that only two employees will remain. The Company has rented office space in San Francisco, California, and plans to pursue the Company's arbitration matter against Ortho-McNeil Pharmaceutical Inc., a Johnson & Johnson company, and to wind down the Company.

As of December 31, 2004, Cygnus' cash and cash equivalents totaled $10.3 million. Also as of December 31, 2004, Cygnus had total liabilities of $12.7 million, of which $5.7 million were current liabilities. These balances included amounts due to Sanofi-Aventis pursuant to the Company's remaining arbitration obligation of $11.5 million, of which $4.5 million is due March 31, 2005. Under the Company's renegotiated arbitration obligation with Sanofi-Aventis entered into on January 27, 2005, the Company owes Sanofi-Aventis $4.5 million on March 31, 2005, rather than February 28, 2005; and $5.5 million at the time of the closing of its asset sale to Animas, for a total of $10.0 million. In the event, however, that the Company has not paid this $5.5 million prior to February 28, 2006, then Cygnus will owe $4.0 million at that time to Sanofi-Aventis and $3.0 million on February 28, 2007, for a total of $11.5 million.

The Company's Form 10-K for the year ended December 31, 2004 was filed with the SEC on March 16, 2005. The Report of the Independent Registered Public Accounting Firm, which is part of the Company's Form 10-K, highlights the Company's condition in a going concern qualification in paragraph four thereof.

STOCKHOLDERS OF CYGNUS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other relevant documents by contacting Cygnus, Inc., 400 Penobscot Drive, Redwood City, CA 94063-4719. In addition, documents filed with the SEC by Cygnus are available free of charge at the SEC's web site at www.sec.gov.

INFORMATION REGARDING THE IDENTITY OF THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF STOCKHOLDERS OF CYGNUS IN CONNECTION WITH THE TRANSACTION, AND THEIR DIRECT AND INDIRECT INTEREST, BY SECURITY HOLDING OR OTHERWISE, IN THE SOLICITATION, IS SET FORTH IN A PROXY STATEMENT FILED BY CYGNUS WITH THE SEC.


(C)2005 Cygnus, Inc                                                  Page 2 of 5

ABOUT CYGNUS

CYGNUS (WWW.CYGN.COM) HAS DEVELOPED, MANUFACTURED AND COMMERCIALIZED NEW AND IMPROVED GLUCOSE-MONITORING DEVICES. THE THREE GENERATIONS OF CYGNUS' GLUCOWATCH(R) BIOGRAPHERS ARE THE ONLY PRODUCTS APPROVED BY THE FDA THAT PROVIDE FREQUENT, AUTOMATIC AND NON-INVASIVE MEASUREMENT OF GLUCOSE LEVELS. THE BIOGRAPHER IS NOT INTENDED TO REPLACE THE COMMON "FINGER-STICK" OR ALTERNATIVE SITE TESTING METHODS, BUT IS INDICATED AS AN ADJUNCTIVE DEVICE TO SUPPLEMENT BLOOD GLUCOSE TESTING TO PROVIDE MORE COMPLETE, ONGOING INFORMATION ABOUT GLUCOSE LEVELS.

SOME OF THE STATEMENTS IN THIS NEWS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS ABOUT CYGNUS' PLANS, OBJECTIVES, EXPECTATIONS, INTENTIONS AND ASSUMPTIONS AND OTHER STATEMENTS CONTAINED IN THIS NEWS RELEASE THAT ARE NOT STATEMENTS OF HISTORICAL FACT. FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS CONCERNING THE CLOSING OF THE ASSET SALE TO ANIMAS AND THE TIMING THEREOF AND THE ARBITRATION MATTER WITH ORTHO-MCNEIL IN SOME CASES, YOU CAN IDENTIFY THESE STATEMENTS BY WORDS SUCH AS "MAY," "WILL," "SHOULD," "ESTIMATES," "PREDICTS," "POTENTIAL," "CONTINUES," "STRATEGY," "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS," "INTENDS" AND SIMILAR EXPRESSIONS. CYGNUS CANNOT GUARANTEE FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS. THE COMPANY'S ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS MAY DIFFER SIGNIFICANTLY FROM THE RESULTS AND TIMING DISCUSSED IN THIS NEWS RELEASE. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS NEWS RELEASE ARE BASED ON INFORMATION AVAILABLE TO CYGNUS ON THE DATE HEREOF, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY SUCH FORWARD-LOOKING STATEMENTS.


NOTE: "GLUCOWATCH" IS A REGISTERED TRADEMARK OF CYGNUS, INC.



                                       END


                            (Financial Tables Follow)


(C)2005 Cygnus, Inc                                                  Page 3 of 5

                                  CYGNUS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                               THREE MONTHS ENDED            YEAR ENDED
                                                                  DECEMBER 31,               DECEMBER 31,
                                                             ----------------------     -----------------------
                                                               2004          2003          2004          2003
                                                             --------      --------      --------      --------
Revenues:
     Net product revenues                                    $    227      $    914      $    556      $  2,684
     Contract revenues                                           --              17          --             234
                                                             --------      --------      --------      --------
     TOTAL REVENUES                                               227           931           556         2,918
COSTS AND EXPENSES:
     Costs of product revenues                                     27         2,863           240        15,447
     Research and development                                    --           1,003          --           5,119
     Sales, marketing, general and administrative               3,639         1,010        11,369         6,440
                                                             --------      --------      --------      --------
     TOTAL COSTS AND EXPENSES                                   3,666         4,876        11,609        27,006
                                                             --------      --------      --------      --------
LOSS FROM OPERATIONS                                           (3,439)       (3,945)      (11,053)      (24,088)
     Interest income/(expense) and other, net                      53          (571)         (260)       (2,096)
     Gain from Sankyo Pharma settlement                          --          75,825           132        75,825
     Gain on early retirement of convertible debentures          --            --           2,891          --
                                                             --------      --------      --------      --------
Income/(loss) before income taxes                              (3,386)       71,309        (8,290)       49,641
Provision for/(benefit from) income taxes                        (198)          197          (198)          199
                                                             --------      --------      --------      --------
Net income/(loss)                                            $ (3,188)     $ 71,112      $ (8,092)     $ 49,442
                                                             ========      ========      ========      ========
Net income/(loss) per share, basic                           $  (0.08)     $   1.85      $  (0.20)     $   1.28
                                                             ========      ========      ========      ========
Shares used in computation of amounts per share, basic         41,009        38,480        40,444        38,480
                                                             ========      ========      ========      ========
Net income/(loss) per share, diluted                         $  (0.08)     $   1.24      $  (0.20)     $   1.01
                                                             ========      ========      ========      ========
Shares used in computation of amounts per share, diluted       41,009        57,757        40,444        49,640
                                                             ========      ========      ========      ========


Note: The condensed consolidated statement of operations at December 31, 2004 and 2003 have been derived from the audited consolidated financial statements at those dates but do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(C)2005 Cygnus, Inc                                                  Page 4 of 5

                                  CYGNUS, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                                             DECEMBER 31,
                                                                                                      ------------------------
                                                                                                        2004           2003
                                                                                                      ---------      ---------
ASSETS:
CURRENT ASSETS:
     Cash and cash equivalents                                                                        $  10,317      $  33,483
     Inventories                                                                                           --               62
     Accounts receivable                                                                                    131             31
     Current portion of employee notes receivable                                                          --               25
     Other current assets                                                                                   532            719
     Equipment held for sale                                                                              1,690           --
                                                                                                      ---------      ---------
       TOTAL CURRENT ASSETS                                                                              12,670         34,320
EQUIPMENT AND IMPROVEMENTS:
     Manufacturing, office and laboratory equipment                                                         830         11,908
     Leasehold improvements                                                                                 197            377
                                                                                                      ---------      ---------
                                                                                                          1,027         12,285
     Less accumulated depreciation and amortization                                                      (1,027)        (9,080)
                                                                                                      ---------      ---------
       NET EQUIPMENT AND IMPROVEMENTS                                                                      --            3,205

Long-term portion of employee notes receivable                                                             --               15
Other assets                                                                                               --              167
                                                                                                      ---------      ---------
       TOTAL ASSETS                                                                                   $  12,670      $  37,707
                                                                                                      =========      =========
LIABILITIES AND STOCKHOLDERS' EQUITY/(NET CAPITAL DEFICIENCY):
CURRENT LIABILITIES:
     Accounts payable                                                                                 $     306      $     814
     Accrued compensation                                                                                   260            381
     Other accrued liabilities                                                                              611            505
     Current portion of arbitration obligation                                                            4,500           --
     Current portion of convertible debentures                                                             --           14,281
     Current portion of capital lease obligations                                                          --               74
                                                                                                      ---------      ---------
TOTAL CURRENT LIABILITIES                                                                                 5,677         16,055

Long-term portion of  arbitration obligation                                                              7,000         11,500
Long-term portion of convertible debentures, net of discount of $709 in 2003                               --            3,291
Other long-term liabilities                                                                                --               39
Commitments and contingencies

TOTAL STOCKHOLDERS' EQUITY/(NET CAPITAL DEFICIENCY):
     Preferred stock, $0.001 par value: 5,000 shares authorized; no shares issued and outstanding          --             --
     Common stock, $0.001 par value: 95,000 shares authorized; issued and outstanding: 41,009
     and 38,480 shares at December 31, 2004 and 2003, respectively                                           41             38
     Additional paid-in capital                                                                         255,353        254,093
     Accumulated deficit                                                                               (255,401)      (247,309)
                                                                                                      ---------      ---------
       TOTAL STOCKHOLDERS' EQUITY/(NET CAPITAL DEFICIENCY)                                                  (7)          6,822
                                                                                                      ---------      ---------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY/(NET CAPITAL DEFICIENCY)                            $  12,670      $  37,707
                                                                                                      =========      =========

Note: The condensed consolidated balance sheet at December 31, 2004 and 2003 have been derived from the audited consolidated financial statements at those dates but do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. Certain prior year amounts have been reclassified to conform to the current year's presentation.


(C)2005 Cygnus, Inc                                                  Page 5 of 5